EXHIBIT 10.5

                      PROFESSIONAL NURSING RESOURCES, INC.
                              2090 LINGLESTOWN RD.
                                    SUITE 107
                              HARRISBURG, PA. 17110

                           www.pronursingresources.com
          PH 717-703-0033                               FAX 717-234-6798

                                    PROPOSAL

                     CLIENT: TELESCIENCE INTERNATIONAL, INC.
                                 JANUARY 7, 2004

      This agreement outlines the services that Professional Nursing Resources, Inc. (PNRI) will provide for TeleScience International Inc. (TII) in response to TII's request for continued consultation and support for the development of its Medical Staffing Division.

                                  CONSULTATION

SERVICES:

      PNRI will continue to provide consultation, recommendations, and information to assist TII in business development in the South Central Pennsylvania region. These services include but are not limited to:

      o Information and assistance to identify key contacts and current hospital agency use patterns

      o     Review and critique of marketing materials

      o Introductory contacts with decision makers in selected institutions on behalf of TII

      o Information and resources about the nursing and healthcare community to assist TII's Medical Staffing Division

      o Training and education of RNs and other healthcare workers employed by TII.

                                BUSINESS SUPPORT

SERVICES

      PNRI will provide business support services for TIT and its employees. These services include but arc not Limited to:

      o Designated temporary space for TII staff, sufficient to accommodate one desk, one chair, one bookcase and a small filing cabinet supplied by TII.

      o Use of one designated PNRI desk and chair as needed by TII staff when on site.

      o Access to PNRI office space, other than that itemized above, on an as-needed basis and on a mutually agreeable schedule, set in advance.

      o     Use of PARI office equipment, excluding telephones and fax machine.

      o Limited space for storage of TII materials and supplies, if needed Temporary use of PNRI mailing address for TII business purposes.

      o Limited assistance with TII communications, such as signing for TII parcels or mail, routing callers to the TII number, forwarding the TII phone line as necessary to TII staff.

                       PROFESSIONAL NURSING RESOURCES, INC
                              2090 LINGLESTOWN RD.
                                   SUITE .1.07

                              HARRISBURG, PA. 17110

                           www.pronursingresources.com
                        PH 717-703-0033 FAX 717-234-6798

                              TERMS AND CONDITIONS

      This agreement becomes effective upon signature by both parties and will continue on a month-to-month basis

      If the scope of services to ire provided by PNRI is, by mutual agreement, to be expanded or contracted this agreement may be modified to reflect the change in scope of services.

      This agreement may be cancelled by either party with two weeks' notice.

      TII will secure and install the desk, chair, file cabinet, telephone, fax machine, and telephone lines for use by TII staff.

      TII will include an automatic telephone answering capacity for response to telephone calls when TII staff are not present. to receive them.

      TII will remove all TII property, equipment, and supplies from the PNRI premises upon termination of this agreement.

      TII will pay PNRI a monthly business support fee of $225 per month.

      TII will pay PNRI an hourly consultation fee of $75, with each consultation request and schedule of deliverables outlined in writing and invoiced as a separate: project.

      TII will use the PNRI mailing address, if necessary, for business purposes as follows:

                         TeleScience International, Inc.
                    C/O Professional Nursing Resources, Inc.
                         2090 Linglestown Rd. Suite 107
                              Harrisburg, PA 17110

SIGNATURES:

      These representatives of T11 anal PNRI are authorized to bind the respective parties to the terms of this agreement.

TeleScience International, Inc.


Name________________________________
Title_______________________________
Date________________________________

                       PROFESSIONAL NURSING RESOURCES, INC
                              2090 LINGLESTOWN RD.
                                   SUITE .1.07
                              HARRISBURG, PA. 17110

                           www.pronursingresources.com
           PH 717-703-0033                              FAX 717-234-6798

Professional Nursing Resources, Inc.


Name________________________________
Title_______________________________
Date________________________________